Roper Industries, Inc.

Second Quarter 2004
Financial Results Conference Call

July 29, 2004

Safe Harbor Statement

The information provided in this presentation contains forward-looking statements within the meaning of the federal securities laws. These statements reflect management's current beliefs and are not guarantees of performance. They involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Important risk factors include those discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and may be discussed in subsequent filings with the SEC. You should not place undue reliance on any forward-looking statements. These statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Second Quarter Summary

- Achieved Record Financial Results
  - Net Sales, Earnings, Cash Flow
- Margins Expanded
  - Restructuring Benefits
- Earned Upper-End of Our Guidance Range
  - Despite Shortfall of Sales to Gazprom
- Successfully Executing Growth Strategy
  - Organic Growth Expanded
  - NTGH Performing Well
  - Completed First 2004 Acquisition
- Acquired Power Generation Business from R/D Tech
  - Expands Non-Destructive Platform

Significant Second Quarter Growth

(Millions)

Net Sales


$232
$166
+40%
Q2 2003
Q2 2004

Strong Organic and Acquisitive Growth

Income from Ops


$41
$23
+77%
Q2 2003
Q2 2004

Operating Margins Up 370 Bpts to 17.5%

Net Earnings


$24
$13
+86%
Q2 2003
Q2 2004

DEPS Grew to a Record $0.63

Results Sequentially Strengthening

(Millions)

	Q1 2004		Q2 2004	Change
Net Sales	$221	→	$232	$11
Income from Ops	$33	→	$41	$8
Adj. Inc. from Ops[1]	$36	→	$41	$5
Cash from Ops	$26	→	$40	$14

High Contribution Margin

Expect Continued Growth Throughout 2004

[1] Excludes Q1 restructuring costs and Q1/Q2 inventory revaluation adjustments arising from acquisitions.

Organic Revenue Growth

Strong Year-on-Year Comparison



+7%
+10%
F/X
Core
2%
7%
Q2 03
Q2 04

Favorable Trend



12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
Q1 03
Q2
Q3
Q4
Q1 04
Q2
Total
Core

Growth Initiatives Driving Results

Represents the year-over-year increase in net sales for businesses owned for the entire quarter in 2002 and 2003; excludes sales to Gazprom.

Income Statement

Millions except DEPS

	Q2 2003	Q2 2004	
Net Sales	$166	$232	▪ Broad-Based Strength Throughout Roper ▪ Orders Grew 10% Organically
Gross Profit	85	116	▪ Excluding NTGH, Gross Margins were Higher in Q2 2004
Gross Margin	51%	50%	
Income from Ops	23	41	▪ Capturing Restructuring Benefits from Restructuring Activities
Operating Margin	13.8%	17.5%	
Diluted EPS (DEPS)	$0.40	$0.63	▪ 58% Increase

Cash Results Tell the Real Story

Focus on Cash

(Millions)

Cash From Operations


$25
$40
+62%
Q2 2003
Q2 2004

171% Conversion of Earnings

Cash DEPS


$0.54
$0.89
+65%
Q2 2003
Q2 2004

DEPS + D&A per Share

EBITDA


$27
$51
+88%
Q2 2003
Q2 2004

EBITDA Margins Up 560 Bpts to 21.8%

Balance Sheet Strengthening

Millions	Dec. 2003	March 2004	June 2004	
As a Percent of Sales				
(I) Inventory	13.5%[1]	12.4%	11.7%	▪ Down 180 Bpts YTD
(R) Receivables	18.5%[1]	17.8%	17.4%	▪ Reduced 110 Bpts YTD
(P) Payables & Accruals	14.5%[1]	14.5%	13.9%	▪ NTGH Acq. Payments
Total (I+R-P)	17.5%[1]	15.7%	15.2%	▪ Reduced 230 Bpts YTD
Net Working Cap	$170	$187	$185	▪ $5 Million Favorable Cash Impact in Q2
Net Debt-to-Net Cap	47.0%	43.7%	43.0%	▪ Strengthened in Q2 Even With $39 Million Acquisition

Focus on Cash Return on Investment Produces Results

[1] Excludes Net Working Capital from the December 29, 2003 Acquisition of NTGH.

Instrumentation

Acton Research ▪ Antek ▪ Integrated Designs ▪ Logitech ▪ PAC ▪ Struers ▪ Uson

Highlights

- Net Sales Up 15%
  - Strong Oil & Gas Markets
  - Favorable Materials Testing Markets
- Orders Grew 17%
- Operating Margins Improved 490 Bpts to 17%
  - Restructuring Benefits
- Positive Outlook for Remainder of Year
  - Favorable Market Conditions
  - New Product Introductions



Net Sales
EBITDA/Op Profit
43.3
49.7
6.5
9.9
5.2
8.4
Q2 '03
Q2 '04
Q2 '03
Q2 '04
($Millions)

20% EBITDA Margin

Energy Systems and Controls

Compressor Controls ▪ Metrix Instruments ▪ Zetec

Highlights

- Despite $8 Million Decline in Gazprom Revenues, Net Sales Increased
  - Now Expect Under $10 Million of Net Sales from Gazprom in 2004…Less than 1% of Roper's Total Sales
- Strong Growth with Other Customers, Restructuring Activities Contributed to 390 Bpt Improvement in Margins
  - Achieved 19% in Q2
- Acquired Power Generation Business (PGB) from R/D Tech Late in Q2
- Robust Outlook for Second Half Despite Softer Q2 Orders



Net Sales
EBITDA/Op Profit
35.9
36.3
6.3
7.7
5.4
6.8
Q2 '03
Q2 '04
Q2 '03
Q2 '04

($Millions)

21% EBITDA Margin

Acquisition Complements Zetec Business

	Zetec	PGB	
Businesses	Steam Generator Inspection	Steam Generator Inspection	Greater BOP Activity
		Balance of Plant Inspection	
Technologies	Eddy Current	Eddy Current	Enhanced Customer Offerings
		Ultrasonic	
Markets	US	US	Geographic Expansion
	Korea and Asia		
		Canada	
		France	

Transaction Adds $23 Million+ of Annual Sales; Accretive in 2005 (Post-Integration)

Industrial Technology

Abel ▪ AMOT ▪ Cornell ▪ Flow Technology ▪ Fluid Metering ▪ Hansen ▪ Neptune ▪ Roper Pump

Highlights

- Double-Digit Sales and Order Organic Growth
  - Broad-Based Gains
  - Strengthened Industrial Markets
- Neptune Enjoyed Double-Digit Growth
  - Customer-Focused Strategy Produces Results
  - Scheduled Shutdowns for Maintenance and Vacations in Second Half
- 22% Margins Benefited from Sales Gains and Restructuring Benefits
  - Further Production Efficiencies Expected from Mexican Plant
- Steady Outlook for Remainder of Year



Net Sales
EBITDA/Op Profit
43.4
101.0
10.4
9.4
27.1
21.7
Q2 '03
Q2 '04
Q2 '03
Q2 '04

($Millions)

27% EBITDA Margin

Scientific & Industrial Imaging

DAP ▪ Gatan ▪ Media Cybernetics ▪ QImaging ▪ Redlake ▪ Roper Scientific

Highlights

- Sales Up 5%
  - Handheld Instrument Volume Increased
  - Physical Science Markets Soft
  - Project Timing
- Orders Increased 29%
  - Focus on Solutions in Life Science
  - Broad-Based Gains
  - Launched New Physical Science Product Line: PIXIS
- Orders, Backlog, New Products Support Strong Outlook for Remainder of Year



Net Sales
EBITDA/Op Profit
43.4
45.5
7.4
8.7
6.4
7.4
Q2 '03
Q2 '04
Q2 '03
Q2 '04
($Millions)

19% EBITDA Margin

Strong Growth Expected in 2004



Net Sales
Millions
$657
> $925 [1]
2003
2004
DEPS [3]
$2.01
$2.58 -
$2.70 [2]
2003
2004

[1] Raised from Revised Guidance of $900-$925 Despite $10+ Million Lower Sales to Gazprom

[2] Raised from Revised Guidance of $2.50-$2.70

[3] DEPS excludes debt extinguishment costs, discontinued operations and NTGH inventory revaluation costs. 2003 includes $6 million of restructuring costs; 2004 includes $1 million of restructuring costs.

Expanding Earnings Throughout 2004

	Q1	Q2	Q3	Q4	Year
2004 DEPS	$0.52	$0.63	$0.68-$0.73	$0.75-$0.82	$2.58-$2.70

- Q3 Shut-Downs
- Heavy Sarbox Costs in Q3
- Strong Imaging Backlog
- Strong Energy Projects Q4
- Wastewater Project Timing Q4
- Modest Sales to Gazprom
- Continued Success of Organic Growth Initiatives

2004 Excludes $0.04 Effect from $2 Million NTGH Inventory Revaluation.

Successfully Executing the Growth Strategy

Cash Performance Supports Growth Initiatives

Cash DEPS



$3.62-
$3.74
$2.52
+44-48%
2003
2004

Cash from Ops
Millions



$150-
$160 [1]
$96
+56-67%
2003
2004

[1] Raised from Original Guidance of $140-$160

Accelerating Cash Flow Throughout 2004

Excludes discontinued ops, and debt extinguishment and NTGH inventory revaluation costs. 2003 includes $6 million of restructuring costs; 2004 includes $1 million of restructuring costs.

Roper's Strategic Portfolio Transformation



Net Sales (Millions)
Businesses Acquired After 2000
Petrotech, Gazprom, IDI
Other Businesses Owned Since 2000
$504
19%
$97
> $925
< $18
< 2%
2000
2001
2002
2003
2004e

Transforming Businesses Acquired After 2000

Struers

ZETEC

NEPTUNE

- Great Cash Returns
- Favorable Markets
- Recurring Revenue
- Clear Growth Paths
- Scale Advantages
- Platforms with Bolt-On Opportunities

Steady Growth, Reduced Volatility

Excludes Petrotech in 2001-2003 as a discontinued operation; business disposed in 2003.

Summary

- Growth Initiatives Delivering Powerful Results
- Cash Focus Delivering Record Performance
- Balance Sheet Strengthening
- Working Capital Velocity Increasing
- Results Sequentially Improving Throughout Year
- Portfolio Transformation Driving Steady Growth, Less Volatility

Expect Record Second Half

Roper Industries, Inc.

Appendix

Reconciliations and Definitions

EBITDA, Q1 2004

Millions	Imaging	Industrial	Instrumentation	Energy	Consolidated
Net Income					$23.6
Operating Income	$14	$21.3	$8.4	$6.8	
Depreciation & Amortization (D&A)	1.3	5.4	1.5	0.9	9.9
Interest Expense					6.8
Income Taxes					10.3
EBITDA	$83	$21.3	$9.9	$7.3	$50.6

EBITDA, Q1 2003

Millions	Imaging	Industrial	Instrumentation	Energy	Consolidated
Net Income					$12.3
Operating Income	$6.4	$9.4	$5.2	$5.4	
Depreciation & Amortization (D&A)	1.0	1.0	1.3	0.9	4.2
Interest Expense					4.4
Income Taxes					5.6
EBITDA	$1.4	$10.4	$6.5	$6.3	$26.9

Income from Operations, Q1 2004

Millions	Consolidated
Income from Operations	$33.0
Restructuring Costs	1.2
NTCH Inventory Reval Costs	1.8
Adjusted Income from Operations	$36.0

DEPS

	Q1 2003	Full Year 2003	Q1 2004	Q2 2004	Full Year 2004
DEPS as Reported	$0.40	$1.41	$0.49	$0.63	$2.54-$2.66
NTCH Inventory Reval Costs	-	-	0.03	-	0.04
Loss on Discontinued Operations	0.01	0.09			-
Debt Extinguishment Costs		0.51			-
Adjusted DEPS	$0.41	$2.01	$0.52	$0.63	$2.58-$2.70

Cash DEPS

	Q1 2003	Full Year 2003	Q2 2004	2004 Forecast
Adjusted DEPS	$0.41	$2.01	$0.63	$2.58-$2.70
D&A per Share	0.13	0.51	0.26	1.04
Adjusted Cash DEPS	$0.54	$2.52	$0.89	$3.62-$3.74

Supplemental Sales Information
Millions

	Q1 2004	Q1 2003
Net Sales Excluding NTCH and PCB Acquisitions	$173.0	$157.4
Net Sales Attributable to NTCH and PCB Acquisitions	58.3	0.0
Net Sales to Gazprom	0.1	8.3
Net Sales as Reported	$232.4	$166.3